UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	August 23, 2011
(Date of earliest event reported)	August 22, 2011

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 22, 2011, ONEOK Partners, L.P. announced it will participate in the Citigroup One-on-One Master Limited Partnership / Midstream Infrastructure Conference on Wednesday, August 24, 2011, and Thursday, August 25, 2011, in Las Vegas, Nevada.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

John W. Gibson, chairman, president and chief executive officer of ONEOK Partners GP, L.L.C., and Terry K. Spencer, chief operating officer of ONEOK Partners GP, L.L.C., will be conducting a series of one-on-one meetings with members of the investment community.

The materials utilized at the conference will be accessible on the ONEOK Partners website, www.oneokpartners.com, on August 24, 2011.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L.P. dated August 22, 2011.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	August 23, 2011	By:	/s/Robert F. Martinovich
Robert F. Martinovich Senior Vice President, Chief Financial Officer and Treasurer

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